EXHIBIT 10.56
DAWSON JAMES SECURITIES, INC.
925 South Federal Highway, Suite No. 600
Boca Raton, Florida 33432
July 2, 2009
Mr. Robert E. Miller
Chief Financial Officer
Oculus Innovative Sciences, Inc.
1129 North McDowell Blvd.
Petaluma, CA 94954
     Re: Amendment and Clarification of Engagement Letter
Dear Mr. Miller,
     This letter amends and clarifies the letter agreement between Oculus Innovative Sciences, Inc. (“Oculus”) and Dawson James Securities, Inc. (“DJSI”) dated April 10, 2009 (the “Engagement Letter”) as follows:
     1. The last sentence of Section 8 of the Engagement Letter is hereby deleted in its entirety so that DJSI does not have a right of first refusal on future financings of Oculus.
     2. We agree that Section 8 of the Engagement Letter shall mean that if the Registered Placement (as defined in the Engagement Letter) is not completed, then DJSI’s only compensation for services under the Engagement Letter shall be reimbursement of out of pocket expense actually incurred by DJSI, subject to the dollar limits and other terms of Section 8.
     3. The form of Warrant to be issues to DJSI under Section 8 of the Engagement Letter is attached to this letter as Exhibit A.
     In connection with the application DJSI has submitted to FINRA related to DJSI’s compensation, Oculus represents to DJSI that other than the following, no FINRA member(s) have provided or will provide any investment banking, financial advisory and/or consulting services to Oculus during the 180-days preceding filing of the Registered Placement or during the 90-day period following effectiveness of the Registered Placement: Merriman Curhan Ford & Co. acted as exclusive placement agent for Oculus until April 26, 2009 but they did not participate in the distribution contemplated by the Registered Placement and they will not receive any compensation related to the Registered Placement.

Oculus Innovative Sciences, Inc.
July 2, 2009

     Except as set forth above, the Engagement Letter shall remain in full force and effect. If you agree with the above please sign below and return an executed copy of this letter to my attention.

Very truly yours, DAWSON JAMES SECURITIES, INC.
/s/ Joseph E. Balagot
Joseph E. Balagot
Senior Managing Director

AGREED AND ACCEPTED:

OCULUS INNOVATIVE SCIENCES, INC.

/s/ Robert E. Miller Robert E. Miller
Chief Financial Officer
     Attachment: Exhibit A Form of Warrant

Exhibit A
NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COMPANY COUNSEL THAT THIS WARRANT OR SUCH SECURITIES, AS APPLICABLE, MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.
OCULUS INNOVATIVE SCIENCES, INC.
Form of Warrant for the Purchase of
Shares of Common Stock, Par Value $0.0001 per Share
No.
Issue Date:
     THIS CERTIFIES that, for consideration, the receipt and sufficiency of which are hereby acknowledged, and other value received,                      (the “Holder”) is entitled to subscribe for, and purchase from, OCULUS INNOVATIVE SCIENCES, INC., a Delaware corporation (the “Company”), upon the terms and conditions set forth herein, at any time or from time to time six months after the date this warrant is issued (the “Initial Exercise Date”) until five years after the Issue Date (the “Exercise Period”), up to an aggregate of                      shares of common stock, par value $0.0001 per share (the “Common Stock”), of the Company. This Warrant is initially exercisable at a price of $                     per share, subject to adjustment as described in this Warrant. The term “Exercise Price” shall mean, depending on the context, the initial exercise price (as set forth above) or the adjusted exercise price per share. The Company may, in its sole discretion, reduce the then current Exercise Price to any amount or extend the Exercise Period, at any time. Such modifications to the Exercise Price or Exercise Period may be temporary or permanent.
     As used herein, the term “this Warrant” shall mean and include this Warrant and any Warrant or Warrants hereafter issued as a consequence of the exercise or transfer of this Warrant in whole or in part. Each share of Common Stock issuable upon the exercise hereof shall be hereinafter referred to as a “Warrant Share.”
          1. (a) Subject to the terms of this Warrant, this Warrant may be exercised at any time in whole and from time to time in part, at the option of the Holder, on or after the Initial Exercise Date and on or prior to the end of the Exercise Period. This Warrant shall initially be exercisable in whole or in part for that number of fully paid and nonassessable shares of Common Stock as indicated on the first page of this Warrant, for an exercise price per share equal to the Exercise Price, by delivery to the Company at its office at 1129 North McDowell Blvd., Petaluma, California 94954, or at such other place as is designated in writing by the Company, of:
     (i) a completed Election to Purchase, in the form set forth in Exhibit A, executed by the Holder exercising all or part of the purchase rights represented by this Warrant;
     (ii) this Warrant; and
     (iii) subject to Section 1(c) below, payment of an amount equal to the product of the Exercise Price multiplied by the number of shares of Common Stock being purchased upon such exercise in the form of, at the Holder’s option, (A) a certified or bank cashier’s check payable to the Company, or (B) a wire transfer of funds to an account designated by the Company.
     (b) As used herein:
     (i) “Fair Market Value” of a security shall mean, on any given day, the average of the last reported sale prices for the last ten (10) trading days as officially reported by the principal securities exchange or “over the counter” (including on the pink sheets or bulletin board) exchange on which the Common Stock is listed or admitted to trading, or, if the Common Stock is not listed or admitted to trading on any national securities exchange or sold “over the counter,” the average closing sale price as furnished by the NASD through Nasdaq or similar organization if Nasdaq is no longer reporting such information, or if the Common Stock is not quoted on Nasdaq, as determined in good faith by resolution of the Board of

Directors of the Company, the “Fair Market Value” shall be as determined by the Board of Directors of the Company in good faith, absent manifest error.
     (c) Cashless Exercise. This Warrant may also be exercised at any time by means of a “cashless exercise” in which the Holder shall be entitled to receive, without the payment by the Holder of any additional consideration, a certificate for the number of Warrant Shares equal to the number as is computed using the following formula:
where
X = the number of Warrant Shares to be issued to the Holder pursuant to this Warrant.
Y = the number of Warrant Shares covered by this Warrant with respect to which the cashless exercise election is made pursuant to this Section 1(c).
A = the Fair Market Value (as defined above) of one Warrant Share.
B = the Exercise Price in effect at the time the cashless exercise election is made pursuant to this Section 1(c).
     (d) Upon the exercise of this Warrant, the Company shall issue and cause promptly to be delivered upon such exercise to, or upon the written order of, the Holder a certificate or certificates for the number of full Warrant Shares to which such Holder shall be entitled, together with cash in lieu of any fraction of a Warrant Share otherwise issuable upon such exercise.
     (e) If this Warrant is exercised in respect of less than all of the Warrant Shares evidenced by this Warrant at any time prior to the end of the Exercise Period, a new Warrant evidencing the remaining Warrant Shares shall be issued to the Holder, or its nominee(s), without charge therefor.
     (f) In the event that this Warrant is not exercised in full on the last business day of the Exercise Period, the remaining portion of the Warrant will automatically be exercised as described in Section 1(c) above.
     2. The Exercise Price for the Warrants in effect from time to time shall be subject to adjustment as follows:
     (a) If the Company, at any time while this Warrant is outstanding: (i) subdivides outstanding shares of Common Stock into a larger number of shares, (ii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iii) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 2(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.
     (b) If the Company, at any time while this Warrant is outstanding, shall distribute to all or substantially all holders of Common Stock (and not to the Holder) evidence of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the Common Stock, then in each such case the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which (i) the denominator shall be the Fair Market Value per share of Common Stock determined as of the record date mentioned above and (ii) the numerator shall be such Fair Market Value per share of Common Stock on such record date less the then per share fair market value at such record date of the portion of such evidence of indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the Common Stock so distributed applicable to one outstanding share of the Common Stock, which fair market value shall be reduced by the fair market value of consideration, if any, paid to the Company by holders of Common Stock in exchange for such evidence of indebtedness or assets or rights or warrants so distributed, in each case as such Fair Market Value is determined by the Board of Directors of the Company in good faith. In either case, the adjustments shall be described in a statement provided to the Holder of the portion of evidences of indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the Common Stock so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.
     (c) All calculations under this Section 2 shall be made to the nearest cent.

     (d) The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but may pay the value thereof to the Holder in cash on the basis of the Fair Market Value per Warrant Share.
     3. Unless registered, the Warrant Shares issued on exercise of the Warrants shall be subject to a stop transfer order and the certificate or certificates representing the Warrant Shares shall bear the following legend:
THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THE SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.
     4. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate, without charge, of like date, tenor and denomination, in lieu of such Warrant or stock certificate.
     5. The Company shall not be obligated to issue any shares of Common Stock upon exercise of this Warrant if the issuance of such shares of Common Stock would cause a breach or violation of the Company’s obligations under any applicable rules or regulations of any market on which the Company’s securities trade.
     6. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, to the extent that after giving effect to such issuance after exercise, such Holder (together with such Holder’s affiliates, and any other person or entity acting as a group together with such Holder or any of such Holder’s affiliates), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by such Holder or any of its affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by such Holder or any of its Affiliates. Except as set forth in the preceding sentence, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Beneficial Ownership Limitation provisions of this section may be waived by such Holder, at the election of such Holder, upon not less than 61 days’ prior notice to the Company to change the Beneficial Ownership Limitation to 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant, and the provisions of this section shall continue to apply. Upon such a change by a Holder of the Beneficial Ownership Limitation from such 4.99% limitation to such 9.99% limitation, the Beneficial Ownership Limitation may not be further waived by such Holder. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this section to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

     7. (a) The Holder shall not have, solely on account of its status as a holder of a Warrant, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Warrant.
          (b) No provision hereof, in the absence of affirmative action by the Holder to receive Warrant Shares, and no enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of Company, whether such liability is asserted by Company or by creditors of Company.
     8. All notices that are required or permitted hereunder shall be in writing and shall be sufficient if personally delivered, sent by facsimile, or sent by registered or certified mail or Federal Express or other nationally recognized overnight delivery service. Any notices shall be deemed given upon the earlier of the date when received at, the day when delivered via facsimile or the third day after the date when sent by registered or certified mail or the day after the date when sent by Federal Express to, the address set forth below, unless such address is changed by notice to the other party hereto:
if to the Company:
Oculus Innovative Sciences, Inc.
1129 North McDowell Blvd.
Petaluma, California 94954
Attention: Jim Schutz, Vice President Corporate Development and General Counsel
Fax: (707) 283-0551
if to the Holder: As set forth in the Warrant Register of the Company.
          The Company or the Holder by notice to the other party may designate additional or different addresses as shall be furnished in writing by such party.
     9. The provisions of this Warrant may not be amended, modified or changed except by an instrument in writing signed by each of the Company and the Holder.
     10. All the covenants and provisions of this Warrant by or for the benefit of the Company or the Holder shall be binding upon and shall inure to the benefit of their respective permitted successors and assigns hereunder.
     11. The validity, interpretation and performance of this Warrant shall be governed by the laws of the State of California, as applied to contracts made and performed within such State, without regard to principles of conflicts of law.
     12. The provisions hereof have been and are made solely for the benefit of the Company and the Holder, and their respective successors and assigns, and no other person shall acquire or have any right hereunder or by virtue hereof.
     13. The headings in this Warrant are for convenience only and shall not limit or otherwise affect the meaning hereof.
     14. If any term, provision, covenant or restriction of this Warrant is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, illegal, void or unenforceable.
     15. This Warrant is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Warrant supersedes all prior agreements and understandings between the parties with respect to such subject matter.
     16. The Company agrees to take such further action and to deliver or cause to be delivered to each other after the date hereof such additional agreements or instruments as any of them may reasonably request for the purpose of carrying out this Warrant and the agreements and transactions contemplated hereby and thereby.
     17. Each party hereto acknowledges and agrees that irreparable harm, for which there may be no adequate remedy at law and for which the ascertainment of damages would be difficult, would occur in the event any of the provisions of this Warrant were not performed in accordance with its specific terms or were otherwise breached. Each party hereto accordingly agrees that each other party hereto shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Warrant, or any agreement contemplated hereunder, and to enforce specifically the terms and provisions hereof or thereof in any court of the United States or any state thereof having jurisdiction, in each instance without being required to post bond or other security and in addition to, and without having to prove the inadequacy of, other remedies at law.

Dated as of:

OCULUS INNOVATIVE SCIENCES, INC.

By:

Name:
Title:

EXHIBIT A
ELECTION TO PURCHASE
     The undersigned hereby irrevocably elects to exercise Warrants represented by this Warrant and to purchase the shares of Common Stock or other securities issuable upon the exercise of said Warrants, and requests that Certificates for such shares be issued and delivered as follows:
PORTION OF WARRANT BEING EXERCISED: (check applicable box or fill in number of Warrant Shares):

Entire Warrant ☐

Warrant Shares

ISSUE TO:

(Name)

(Address, Including Zip Code)

(Social Security or Tax Identification Number)

DELIVER TO:

(Name)

(Address, Including Zip Code)
     In payment of the purchase price with respect to this Warrant exercised, the undersigned hereby either (A) tenders payment of $      by (i) certified or bank cashiers check payable to the order of the Company ☐; or (ii) a wire transfer of such funds to an account designated by the Company ☐ (check applicable box) or (B) hereby provides notice to the Company that the undersigned is exercising this Warrant pursuant to the Cashless Exercise set forth in Section 1(c) of the Warrant. If the number of Warrant Shares hereby exercised is fewer than all the Warrant Shares represented by this Warrant, the undersigned requests that a new Warrant representing the number of full Warrant Shares not exercised to be issued and delivered as set forth below:

Name of Holder or Assignee:
(Please Print)

Address:

Signature: DATED: , 20
(Signature must conform in all respects to name of holder as specified on the fact of this Warrant)
Signature Guaranteed: